UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 29, 2004
                                                  -------------

                              Global Signal Inc.
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              (Exact Name of Registrant as Specified in Charter)


      Delaware                      001-32168                 65-0652634
---------------------      ---------------------------     --------------------
(State or other              (Commission File Number)       (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


             301 North Cattlemen Road, Suite 300                 34232
           --------------------------------------       -----------------------
          (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                     --------------


                              Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL INFORMATION

         On July 29, 2004, Global Signal Inc. (the "Company") issued a press release reporting its results for the quarter ended June 30, 2004. The press release and a copy of the Global Signal Inc. Quarterly Financial Supplement for the quarter ended June 30, 2004 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GLOBAL SIGNAL INC.
                                  ------------------------------------
                                  (Registrant)


Date: July 29, 2004               By:  /s/ Greerson G. McMullen
                                       ------------------------------
                                       Name:  Greerson G. McMullen
                                       Title: Executive Vice President,
                                              General Counsel and Secretary

                                 Exhibit Index
                                 -------------


Exhibit No.                      Description
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99.1        Second Quarter 2004 Earnings Press Release and Quarterly Financial
            Supplement of Global Signal Inc., dated July 29, 2004.